EXHIBIT 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SUCURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Warrant No.: 2007AY-001	1,744,186 Warrants

Void after 5:00 p.m., California time on November 4, 2010

COMMON STOCK
PURCHASE WARRANT

OF

ZAP

ZAP (the “Company”), hereby certifies that, for value received, AL YOUSUF LLC, a United Arabs Emirates limited liability company (the “Initial Warrant Holder”) is the owner of the number of common stock purchase warrants (“Warrants”) specified above, each of which entitles the holder thereof to purchase, at any time during the period commencing on the Commencement Date (as defined in Section 2.1) and ending on the Expiration Date (as defined Section 2.6), one fully paid and non-assessable share of common stock, no par value per share, of the Company (“Common Stock”) at a purchase price equal to the Exercise Price (as defined in Section 1) in lawful money of the United States of America. These Warrants are part of a certain securities purchase agreement (the “Securities Purchase Agreement”) dated November 5, 2007 between the Company and the Initial Warrant Holder, and are subject to the terms and conditions thereof.

1.  WARRANT; EXERCISE PRICE. Each Warrant shall entitle the Initial Warrant Holder or anyone to whom such Warrant has been transferred in accordance with Section 6 hereof (each such transferee and the Initial Warrant Holder, a “Warrant Holder”) the right to purchase one share of Common Stock (individually, a “Warrant Share” severally, the “Warrant Shares”). The purchase price payable upon exercise of each Warrant (“Exercise Price”) shall be US$1.25 per share, subject to adjustment as provided in Section 7.

2.  EXERCISE OF WARRANTS; EXPIRATION DATE.

2.1  The Warrants are exercisable during the period commencing on November 5, 2007 (“Commencement Date”) and ending on the Expiration Date (as defined below in Section 2.6), in whole, or from time to time, in part, at the option of the Warrant Holder, upon delivery to the Company, the Company’s Transfer Agent and the Company’s counsel, or such other person as the Company may designate, a duly completed and executed form of exercise attached hereto (indicating exercise by payment of the Exercise Price) and payment of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.  The payment of the Exercise Price shall be in cash or by certified check or official bank check, payable to the order of the Company.

2.2  Each exercise of a Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which such Warrant shall have been surrendered to the Company as provided in Section 2.1.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise in accordance with Section 2.3 shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

2.3  Subject to the provision of Section 6.3, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder may direct:

(a)  a certificate or certificates for the number of full Warrant Shares to which such Warrant Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to Section 2.4 hereof, and

(b)  in case such exercise is in part only (including as a result of Section 6.3 hereof), a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Warrant Holder upon such exercise as provided in Section 2.1.

2.4  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment thereof in cash on the basis of the “last sale price” (as defined below) of the Company’s Common Stock on the trading day immediately prior to the date of exercise.  For purposes of this Section 2.4, “last sale price” means (i) if the

Common Stock is listed on a national securities exchange, the last trading price per share of the Common Stock for such date, (ii) if the Common Stock is quoted on the NASD OTC Bulletin Board, the closing bid price of the Common Stock on such date, (iii) if the Common Stock is traded in the residual over-the-counter market, the closing bid price for the Common Stock for such date as reported by the Pink Sheets, LLC or similar publisher of such quotations, and (iv) if the last sale price of the Common Stock cannot be determined pursuant to clause (i), (ii) or (iii) above, such price as the Board of Directors of the Company shall determine, in good faith.

2.5  If the Company fails to deliver to the Warrant Holder a certificate or certificates representing the Warrant Shares and cash in lieu of any fractional shares in accordance with Section 2.3, then the Warrant Holder will have the right to rescind the exercise of the applicable Warrants.

2.6  The term “Expiration Date” shall mean 5:00 p.m., California time on October 31, 2010, or if such date shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m., California time the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

2.7  The Warrants are not redeemable by the Company.

2.8  The Company hereby represents and warrants that the execution and delivery of this Warrant has been duly authorized by all necessary corporate action on behalf of the Company and does not violate the provisions of the Company’s organizational documents.

3.  REGISTRATION AND TRANSFER ON COMPANY BOOKS. The Company (or an agent of the Company) will maintain a register containing the name and address of the Warrant Holder.  The Warrant Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change. The Company shall register upon its books any transfer of a Warrant upon surrender of same as provided in Section 5.

4.  RESERVATION OF SHARES.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.  The Company covenants that all Warrant Shares so issuable when issued will be duly and validly issued and fully paid and non-assessable.

5.  EXCHANGE, LOSS OR MUTILATION OF WARRANT.  Warrants are exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder on the same terms and conditions as provided herein.  Subject to the provisions of Section 6, if applicable, this Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the Company’s office together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrant Holder hereof.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of reasonable evidence of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor and date representing an equal number of Warrants.

6.  LIMITATION ON EXERCISE AND SALES.

6.1  The Warrant Holder acknowledges that the Warrants and the Warrant Shares have not been registered under the Securities Act and the rules and regulations thereunder, or any successor legislation, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of any Warrant, or any Warrant Shares issued upon its exercise, except in compliance with the requirements of Section 6.2.

6.2  The Warrant Holder agrees not to sell, transfer or otherwise dispose of the Warrant or Warrant Shares, unless a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), is in effect with regard thereto or unless such sale, transfer or other disposition is made pursuant to a transaction exempt from such registration and registration or qualification under applicable state securities laws.

6.3  The Warrant and the Warrant Shares delivered to the Warrant Holder upon exercise hereof shall be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

7.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES DELIVERABLE. The Exercise Price and the number of Warrant Shares purchasable pursuant to each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 7:

7.1           The number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment as follows:

(i)           In case the Company shall at any time subdivide (including, without limitation through a stock split or stock dividend) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionally reduced and the number of Warrant Shares purchasable hereunder shall be proportionately increased. In case the outstanding shares of the Common Stock of the Company shall be combined (including, without limitation through a reverse stock split) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable hereunder shall be proportionately decreased.

(ii)           In case of any capital reorganization, reclassification or similar transaction involving the capital stock of the Company, any consolidation, merger or business combination of the Company with another corporation, or the sale, conveyance or similar transaction of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities, or assets (including cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale, conveyance or similar transaction (“Fundamental Transaction”), lawful and adequate provision shall be made whereby the Warrant Holder shall thereafter have the right to receive upon exercise of the Warrant prior to the Fundamental Transaction and in lieu of the Warrant Shares, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable upon the exercise of the Warrant had such reorganization, reclassification, consolidation, merger, business combination, sale, conveyance or similar transaction not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the Warrant Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Warrant Shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as possible in relation to any stock, securities or assets thereafter deliverable upon the exercise of the Warrant.

(iii)           The record date for the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock or Common Stock equivalents, or (b) to subscribe for purchase or otherwise receive any shares of Common Stock or Common Stock equivalents shall be the date determined by the Board as the record date for such purposes or, if none is established by the Board, then the record date shall be the date immediately prior to such action.

(iv)  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall, within twenty (20) business days following the event which triggered such adjustment, deliver via any reputable international courier service to Warrant Holder notice of such adjustment or adjustments and shall deliver to Warrant Holder a copy of a certificate (an “Adjustment Certificate”) of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(v)  As used in this Agreement and the Warrant, the term “Exercise Price” shall mean the purchase price per share specified in this Warrant until the occurrence of an event specified in this Section 7 and thereafter shall mean said price, as adjusted from time to time, in accordance with the provisions of this Section 7.

(vi)  In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Warrant Holder shall, upon Exercise of the Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets.

(vii)                      If any adjustment to the number of shares of Common Stock issuable upon the exercise of each Warrant or any adjustment to the Exercise Price is required pursuant to Section 7 hereof, the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price shall be rounded up to the nearest 1/100th cent or 1/100th Share, as appropriate.

8.  VOLUNTARY ADJUSTMENT BY THE COMPANY.  The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

9.  RIGHTS OF THE WARRANT HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

10.  NOTICES OF RECORD DATE.  In case: (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the

Company, or (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Warrant Holder a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this  Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be delivered at least twenty (20) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

11.  SUCCESSORS.  The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, successors, assigns, pledgees, transferees and purchasers.

12.  CHANGE OR WAIVER.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

13.  HEADINGS.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14.  GOVERNING LAW.  This Warrant shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

15.  JURISDICTION AND VENUE. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in the federal courts located in Los Angeles, California, U.S.A., (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the federal courts located in Los Angeles, California, U.S.A. in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in the federal courts located in Los Angeles, California, U.S.A. in person or by certified mail addressed as provided in the following Section.

16.  AMENDMENT AND WAIVER.  Any amendment or waiver of any of the terms or conditions of the Warrants by a party hereto must be in writing and must be duly executed by or on its behalf. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Warrant at a later date.  Further, no waiver of any of the terms and conditions of this Warrant shall be deemed to or shall constitute a waiver of any other term of condition hereof (whether or not similar).

17.  DELIVERY OF NOTICES, ETC.  All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees via any reputable international courier service as follows:

Warrant Holder:	To his, her or its last known address as indicated on the Company’s books and records.

The Company:	To the Company’s Chief Executive Officer at the address of the Company’s principal office as set forth in the last filing by the Company with the SEC or to such other address as any of them, by notice to the others, may designate from time to time.  Notice shall be deemed given on the scheduled delivery date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 5th day of November, 2007.

ZAP a California Corporation By: Name: Steven M. Schneider Title: Chief Executive Officer

Notice of Exercise
To Be Executed by the Warrant Holder
In Order to Exercise Warrants

The undersigned Warrant Holder hereby irrevocably elects to exercise ______ Warrants represented by this Warrant for the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares of Common Stock shall be issued in the name of

(please print or type name and address)
and be delivered to

(please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the registered Warrant Holder at the address stated above.

The undersigned hereby represents and warrants to the Company that it is not a U.S. Person (as defined in Regulation S).  The undersigned understands that the shares it will be receiving are “restricted securities” under Federal securities laws inasmuch as they are being acquired from ZAP in transactions not including any public offering and that under such laws, such shares may only be sold pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions including the requirements of state securities and “blue sky” laws, in which event a legend or legends will be placed upon the certificate(s) representing the Common Stock issuable under this Warrant denoting such restrictions.  The undersigned understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant.

Dated:	(Signature of Registered Holder)

ASSIGNMENT FORM
To be executed by the Warrant Holder
In order to Assign Warrants

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(Please print or type name and address)

______________________ of the Warrants represented by this Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:	(Signature of Registered Holder) (Signature Guaranteed)